================================================================================


                              SETTLEMENT AGREEMENT
                                       AND
                                 MUTUAL RELEASE

         This agreement is made and entered into this 10th day of February, 2006, by and between Howard Salamon d/b/a Salamon Brothers ("Salamon") and CirTran Corporation ("CirTran").

                                    Recitals

         A. Salamon is an individual who does business in his own name and under the name "Salamon Brothers."

         B. CirTran is a Nevada corporation. CirTran maintains its principal place of business in Utah.

         C. On February 26, 2003, Salamon filed a complaint against CirTran in the United States District Court, Eastern District of New York, entitled "Howard Salamon d/b/a Salamon Brothers, Plaintiff, vs. CirTran Corporation, Defendant," case no. 2:03-cv-00948-JS-ARL. On April 7, 2003, CirTran filed a motion objecting to the jurisdiction of the Eastern District of New York. On May 9, 2003, Salamon voluntarily dismissed the lawsuit in the Eastern District of New York

         D. On September 11, 2003, Salamon re-filed the lawsuit in the United States District Court for the District of Utah, Central Division, case no. 2:03-cv-00787-TS-SA. The Complaint asserts claims for Specific Performance and Breach of Contract seeking to recover a fee to be paid in the form of restricted shares of CirTran common stock that allegedly became due on November 5, 2002, based on a $5 million equities financing transaction that occurred between CirTran and third-party Cornell Capital Partners L.P. ("Cornell") on that date.

         E. On October 10, 2003, CirTran filed an Answer to the Complaint denying the material allegations thereof and asserting various affirmative defenses.

         F. On December 13, 2004, Salamon filed a Supplemental Complaint in the District of Utah in which he added claims for Specific Performance and Breach of Contract seeking to recover an additional fee from a second equities financing transaction that occurred between CirTran and Cornell on May 12, 2004.

         G. On January 26, 2005, CirTran filed an Answer to the Supplemental Complaint denying the material allegations of the Supplemental Complaint and asserting various affirmative defenses.

         H. The claims asserted in the Complaint and Supplemental Complaint allege that CirTran is obligated to pay Salamon these fees pursuant to a Financial Consulting Agreement dated October 2, 2002. Salamon alleges that his fees became due and owing on the date of each of CirTran's transactions with Cornell, as recited above, and that CirTran has failed to pay the fee by issuance of the restricted shares of CirTran common stock required by the parties' contracts.

         I. The parties hereto disagree whether and to what extent CirTran is liable to Salamon for the claims asserted in the Complaint and Supplemental Complaint. Nevertheless, the parties have agreed to a settlement of the claims asserted in these actions on the terms stated herein.

         NOW THEREFORE, pursuant to these Recitals, and for and in consideration of the terms and conditions of this agreement, the mutual benefits to be derived herefrom, and other good and valuable consideration, the parties agree as follows:

         1.       Shares of Common Stock.

                  a. Issuance of CirTran Stock. Not later than four (4) business days following the execution of this agreement by all of the parties hereto, CirTran shall deliver to Salamon a certificate (the "Certificate") representing four million (4,000,000) shares (the "Shares") of CirTran common stock. This Certificate will bear the restrictive legend required by Rule 144.

                  b. Removal of the Restrictive Legend. Upon tender by Salamon to CirTran or its counsel of (i) the Certificate signed by Salamon, and
(ii) the Rule 144(k) Representations in the form attached hereto as Exhibit A, CirTran shall cause its counsel to deliver an opinion to CirTran's transfer agent, with a copy to Salamon, stating that the restrictive legend on the Certificate may be removed, which opinion shall be issued within two (2) business days after receipt of the signed Certificate and Rule 144(k) Representations. CirTran shall immediately thereafter cause its transfer agent to cancel the Certificate bearing the restrictive legend and issue to Salamon a new certificate representing the Shares without a restrictive legend.

                  c. Ownership of Shares. CirTran hereby acknowledges that it is issuing these Shares in connection with this settlement as payment of Salamon's fee, that this fee was earned by Salamon on November 5, 2002, the date on which CirTran closed an equity financing transaction with Cornell, that the Company should have paid this fee on that date, and that Salamon was entitled to receive the fee as of that date.

         2.       Warrants to Purchase Common Stock.

                  a. Issuance of Warrants. Not later than five (5) business days following the execution of this agreement by all of the parties hereto, CirTran shall deliver the following to Salamon:

                           i. A Warrant for Howard Salamon to purchase 5,250,000 shares of CirTran common stock at a strike price of five cents per share that shall remain open for 5 years following the date of issuance of the Warrant. This Warrant shall be in the form attached hereto as Exhibit B.

                           ii. A Warrant for Melissa A. Cohen to purchase 1,750,000 shares of CirTran common stock at a strike price of five cents per share that shall remain open for 5 years following the date of issuance of the Warrant. This Warrant shall be in the form attached hereto as Exhibit C.

                  b. Piggy-Back Registration Rights. Not later than 6 months following the date of execution of this agreement by all of the parties hereto, CirTran shall prepare and file with the U.S. Securities and Exchange Commission ("SEC") a registration statement (the "Registration Statement") and shall include in the Registration Statement the resale by the Holders (as that term is defined in the Warrants attached hereto) of the shares of common stock (the "Underlying Shares") issuable upon exercise of the Warrants. CirTran shall use its best efforts to have the Registration Statement declared effective by the SEC, and Salamon shall cooperate and assist CirTran by providing whatever information may be necessary or requested by the SEC. CirTran does not represent or warrant that the Registration Statement will be declared effective or that the SEC will allow it to remain effective for any period of time. CirTran shall send a copy of the Registration Statement to Salamon when it is filed with the SEC.

                  c. Investment Representations and Warranties. Because the issuance of the Warrants by the CirTran to Salamon constitutes a transaction in securities, to further induce CirTran's issuance of the Warrants, Salamon hereby represents and warrants to CirTran and its agents and attorneys as follows:

                           i. Accredited Status. Salamon is an "Accredited Investor" as that term is defined in Regulation D under the Securities Act.

                           ii. Sole Party in Interest. Salamon is the sole and true party in interest, and no person or entity other than Salamon and Melissa A. Cohen have or will have upon the issuance of the Warrants any beneficial ownership interest in the Warrants or any portion of the Warrants, whether direct or indirect.

                           iii. Investment Purpose. Salamon represents that he is acquiring the Warrants for his own account for investment purposes and not on behalf of any other person or entity or for or with a view to resale or distribution.

                           iv. Knowledge and Experience. Salamon has been advised, to his satisfaction and understanding, with respect to the advisability of an investment in CirTran. Salamon is experienced in evaluating and making speculative investments, and has the capacity to protect his interests in connection with the acquisition of the Warrants and any share issued thereunder. Salamon has such knowledge and experience in financial and business matters in general, and investments in the manufacturing industry in particular, that Salamon is capable of evaluating the merits and risks of Salamon's investment in CirTran. Salamon has been informed that an investment in CirTran is speculative and has concluded that

                  Salamon's proposed investment is appropriate in light of his overall investment objectives and financial situation.

                           v. Investment Advisors. Salamon represents that no investment advisor or Salamon representative has been consulted or retained in connection with Salamon's decision to obtain the Warrants.

                           vi. Exclusive Reliance on this Agreement. In making the decision to obtain the Warrants, Salamon has relied exclusively upon information included in this Agreement, and investigations made by Salamon, and not on any other representations, promises or information, whether written or verbal, by any person.

                           vii. Accuracy of Representations and Information. All representations made by Salamon in this Agreement and all documents and instruments related to this Agreement, and all information provided by Salamon to CirTran concerning Salamon and his respective financial positions is correct and complete as of the date hereof. If there is any material change in such information before the actual issuance of the Warrants, Salamon immediately will provide such information to CirTran. Salamon specifically acknowledges that CirTran will rely on these representations contained in this Section 2.c. in connection with CirTran's ability to issue the Warrants.

                           viii. No Representations. None of the following have ever been represented, guaranteed, or warranted to Salamon or Melissa A. Cohen by CirTran or any of its employees, agents, representatives or affiliates, or any broker or any other person, including Salamon, expressly or by implication:

                                    (a) The approximate or exact length of time that Salamon or Melissa A. Cohen will be required to remain as owner of the Shares and the Warrants;

                                    (b) The percentage of profit or amount of or type of consideration, profit or loss (including tax write-offs or other tax benefits) to be realized, if any, as a result of an investment in the Shares and the Warrants; or

                                    (c) The past performance or experience on the part of the Company or any affiliate or their associates, agents or employees, or of any other person as being indicative of future results of an investment in the Shares and the Warrants.

         3. Release by Salamon. In exchange for this agreement, Salamon and his agents, successors and assigns, hereby irrevocably and unconditionally release and forever discharge CirTran, its successors, assigns, officers, directors, owners, employees, insurers, agents, representatives, and attorneys, and all persons acting by, through, under or in concert with them, or any of them, including Iehab Hawatmeh, from any and all actions, causes of action, suits, claims, rights, damages, losses, costs and expenses (including attorneys' fees and costs actually incurred) of any nature whatsoever, known or unknown, suspected or unsuspected, fixed or contingent which he now has, owns or holds, or claims to have, own or hold, or at any time heretofore had, owned or held, or claimed to have, own or hold, or may hereafter have, own or hold, or claim to have, own or hold, arising out of conduct or matters occurring prior to the date of this agreement.

         It is the intention of the parties that CirTran shall have no further obligation to Salamon. CirTran is free to engage in financing arrangements of its choosing with any party of its choosing without incurring any obligation to pay a fee to Salamon or give him some other consideration. Salamon hereby acknowledges that all obligations owed by CirTran pursuant to any contract he has or may have had with CirTran, including but not limited to the Financial Consulting Agreement dated September 20, 2001, and the Letter of Agreement dated October 2, 2002, are by this agreement irrevocably and unconditionally discharged and satisfied in full.

         4. Release by CirTran. In exchange for this agreement, CirTran and its officers, agents, successors and assigns, hereby irrevocably and unconditionally release and forever discharge Salamon and his insurers, agents, representatives, and attorneys, and all persons acting by, through, under or in concert with them, or any of them, from any and all actions, causes of action, suits, claims, rights, damages, losses, costs and expenses (including attorneys' fees and costs actually incurred) of any nature whatsoever, known or unknown, suspected or unsuspected, fixed or contingent which they now have, own or hold, or claim to have, own or hold, or at any time heretofore had, owned or held, or claimed to have, own or hold, or may hereafter have, own or hold, or claim to have, own or hold, arising out of conduct or matters occurring prior to the date of this agreement.

         5. Dismissal of Action. Concurrent with the execution of this agreement by all of the parties hereto, the parties will execute, through their respective attorneys, and file with the United States District Court a Request for Dismissal and proposed Order of Dismissal, in the form attached hereto as Exhibit D, requesting that the court dismiss the Complaint and Supplemental Complaint with prejudice with each party to bear its own attorneys' fees and costs. By executing this Settlement Agreement, the parties each hereby authorize and instruct their respective attorneys to execute and file the Request for Dismissal and proposed Order of Dismissal attached hereto.

         6. Notices and Delivery. Any notice to be given to any party shall be served by U.S. Mail, certified, return receipt requested, and shall be deemed complete on the date the notice is received by the recipient as indicated on the return receipt. The deliveries required under paragraphs 1 and 2, above, shall be done by Federal Express next business day delivery with a tracking number. Deliveries and notice shall be given as follows, unless written notice of change of address is given to all parties:

         If to Salamon:

                  Howard Salamon
                  20 Margaret Avenue
                  Lawrence, New York  11559
                  (516) 371-9440

                  with a copy to:

                  Eric W. Berry, Esq.
                  Eric W. Berry PC
                  132 Nassau Street, Suite 1310
                  New York, New York 10038

         If to CirTran:

                  CirTran Corporation
                  Attn:  Iehab Hawatmeh
                  4125 South 6000 West
                  West Valley City, Utah  84128

                  with a copy to:

                  David W. Tufts, Esq.
                  Durham Jones & Pinegar
                  111 East Broadway, Suite 900
                  P.O. Box 4050
                  Salt Lake City, Utah  84111-4050


         7. Consideration. The parties hereto acknowledge and agree that good and valuable consideration has been given for the covenants and agreements set forth herein and that each party has been fully advised (to the extent that they have deemed necessary) regarding this agreement and their respective claims by competent legal counsel of their choosing.

         8. No Admission of Liability. The parties agree that this agreement is entered into in settlement of disputed claims, and execution of this agreement shall not be deemed to be an admission of liability or an admission against interest by any party hereto.

         9. Non-assignment. The parties each warrant and represent that there has been no assignment, sale, or transfer of any of the claims being released hereby and that their execution of this agreement constitutes a full and complete release and discharge of those claims. The parties each warrant and represent that there has been no prior assignment of the assets being transferred hereunder.

         10. Full and Independent Knowledge. Each party hereto represents that it has been represented by an attorney in connection with the preparation and review of this agreement, that its representative has specifically discussed with its attorney the meaning and effect of this agreement and that its representative has carefully read and understands the scope and effect of each provision contained herein. Each party hereto further represents that it does not rely and has not relied upon any representation or statement made by the other party hereto or any of its representatives with regard to the subject matter, basis or effect of this agreement and has voluntarily entered into this agreement.

         11. Successors. This agreement shall be binding upon and inure to the benefit of the administrators, successors and assigns of each of the parties.

         12. Preparation of This Agreement and Construction of its Terms. The parties agree that each of them have, through their attorneys, participated in and contributed to the preparation of this agreement. The parties agree that this agreement shall be regarded and deemed as having been prepared jointly by the parties hereto. Any ambiguity or uncertainty existing herein shall not be interpreted or construed against any party thereto by virtue of who may have drafted such provision.

         13. Amendment to This Agreement. This agreement may not be altered, amended, modified or otherwise changed in any respect or particular whatsoever except by a writing executed by an authorized representative of each party hereto.

         14. Further Assurances. Each of the parties, without further consideration, agrees to execute and deliver such other documents and take such other action as may be necessary to consummate more effectively the subject matter hereof.

         15. Authorization. Any person signing this agreement for or on behalf of an entity other than a natural person does by said signature warrant that he or she is duly authorized by said entity to undertake such action on its behalf, and that such signature is the valid and binding act of that entity.

         16. Attorneys' Fees. If any action is brought because of any breach of or to enforce, interpret, rescind, or terminate any of the provisions of this agreement, the party prevailing in such action shall be entitled to recover from the other party reasonable attorneys' fees and court costs incurred in connection with such action, the amount of which shall be fixed by the court and made a part of any judgment rendered.

         17. Entire Agreement. This agreement sets forth the entire agreement between the parties and supersedes any and all prior contracts, agreements or understandings between the parties pertaining to the subject matter hereof.

         IN WITNESS WHEREOF, the parties have executed this Settlement Agreement and Mutual Release as of the date first shown above.

         CirTran:                           CIRTRAN CORPORATION


                                            By:   /s/ Iehab Hawatmeh
                                                -------------------------------
                                                 Iehab Hawatmeh, President

         Salamon:
                                                 /s/ Howard Salamon
                                                -------------------------------
                                                 Howard Salamon, an individual,
                                                 d/b/a Salamon Brothers

                                    EXHIBIT A

Rule 144(k) Representations
---------------------------
To CirTran Corporation

Re:      Removal of Restrictive Legend Pursuant to Rule 144(k)

         Howard Salamon
         20 Margaret Avenue
         Lawrence, New York  11559
         (516) 371-9440

Total Number of Shares:  4,000,000    Certificate Number _________________

Gentlemen:

         This letter is submitted to the Company in connection with my request that the restrictive legend on the certificate(s) representing the above identified securities (the "Securities") be removed pursuant to Rule 144 promulgated under the Securiteis Act of 1933 ("Rule 144"). In connection herewith, the undersigned represents and warrants to the Company as follows:

1. The undersigned is not and has not during the preceding three months of the date of this letter been an affiliate of the Company, within the meaning of Rule 144(a)(1), (i.e. a person that directly or indirectly, through one or more intermediaries, control or is controlled by or is under common control with the Company.)
2.       The Securities are "restricted securities" as defined in Rule
         144(a)(3).
3. I have been the beneficial owner of the Securities for more than the past two years. Neither I nor any "related persons" have had a short position in, or any put or option to dispose of, any of the securities of the Company or any securities convertible into such securities of the same class at any time; and the full purchase price for the Securities was paid more than two years ago.
4. I understand that Rule 144(k) prohibits sales made by a person who is an affiliate at the time of sale or by a person who was an affiliate of the Company during the 3 months preceding the sale. Thus, while the Company may remove the restricted legend from the certificate(s) representing my securities based upon the facts as they exist on the date of this letter, any change in my status may require the Company to reissue certificates to me with a restricted legend placed thereon.
5. I further agree to notify the Company promptly of any changes in the facts set forth in this letter.
6. I have not agreed to act in concert with any other person for the purpose of selling securities of the Company.

To the best of my knowledge and belief, all of the foregoing information is accurate and complete as of the date hereof.

     Sincerely,


     ________________________________________ Date ________________________
         Howard Salamon

                                    EXHIBIT B

                                     WARRANT
                                     -------

THE SECURITIES  REPRESENTED BY THIS WARRANT HAVE NOT BEEN  REGISTERED  UNDER THE
SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL IN A FORM REASONABLY SATISFACTORY TO THE ISSUER THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THIS WARRANT MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT.


                                  CIRTRAN CORP.


                        Warrant To Purchase Common Stock

Warrant No.: 2006-001                                Number of Shares: 5,250,000

Date of Issuance: February ___, 2006

CirTran Corp., a Nevada corporation (the "Company"), hereby certifies that, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Howard Salamon (the "Holder"), the registered holder hereof or its permitted assigns, is entitled, subject to the terms set forth below, to purchase from the Company upon surrender of this Warrant, at any time or times on or after the date hereof, but not after 11:59 P.M. Eastern Time on the Expiration Date (as defined herein) Five Million Two Hundred Fifty Thousand (5,250,000) fully paid and nonassessable shares of Common Stock (as defined herein) of the Company (the "Warrant Shares") at the exercise price per share provided in Section 1(b) below or as subsequently adjusted.

         Section 1.

                  (a) This Warrant is the common stock purchase warrant (the "Warrant") issued pursuant to the Securities Purchase Agreement ("Securities Purchase Agreement") dated the date hereof between the Company and the Buyers listed on Schedule I thereto.

                  (b) Definitions. The following words and terms as used in this Warrant shall have the following meanings:

                           (i)      "Business  Day"  means  any day  other  than
Saturday, Sunday or other day on which commercial banks in the City of New York are authorized or required by law to remain closed.

                           (ii)     "Common   Stock"  means  (i)  the  Company's
common stock, par value $0.001 per share, and (ii) any capital stock into which such Common Stock shall have been changed or any capital stock resulting from a reclassification of such Common Stock.

                           (iii)    "Expiration  Date"  means  the date five (5)
years from the Issuance Date of this Warrant or, if such date falls on a Saturday, Sunday or other day on which banks are required or authorized to be closed in the City of New York or the State of New York or on which trading does not take place on the Principal Exchange or automated quotation system on which the Common Stock is traded (a "Holiday"), the next date that is not a Holiday.

                           (iv)     "Issuance Date" means the date hereof.

                           (v)      "Person"  means  an  individual,  a  limited
liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

                           (vi)     "Principal  Market" means the New York Stock
Exchange, the American Stock Exchange, the Nasdaq National Market, the Nasdaq SmallCap Market, whichever is at the time the principal trading exchange or market for such security, or the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg or, if no bid or sale information is reported for such security by Bloomberg, then the average of the bid prices of each of the market makers for such security as reported in the "pink sheets" by the National Quotation Bureau, Inc.

                           (vii)    "Securities Act" means the Securities Act of
1933, as amended.

                           (viii)   "Warrant"   means  this   Warrant   and  all
Warrants issued in exchange, transfer or replacement thereof.

                           (ix)     "Warrant  Exercise  Price" shall be $0.05 or
as subsequently adjusted as provided in Section 8 hereof.

                           (x)      "Warrant  Shares" means the shares of Common
Stock issuable at any time upon exercise of this Warrant.

                  (c) Other Definitional Provisions.

                           (i)      Except as otherwise  specified  herein,  all
references herein (A) to the Company shall be deemed to include the Company's successors and (B) to any applicable law defined or referred to herein shall be deemed references to such applicable law as the same may have been or may be amended or supplemented from time to time.

                           (ii)     When  used  in  this   Warrant,   the  words
"herein", "hereof", and "hereunder" and words of similar import, shall refer to this Warrant as a whole and not to any provision of this Warrant, and the words "Section", "Schedule", and "Exhibit" shall refer to Sections of, and Schedules and Exhibits to, this Warrant unless otherwise specified.

                           (iii)    Whenever the context so requires, the neuter
gender includes the masculine or feminine, and the singular number includes the plural, and vice versa.

         Section 2.  Exercise of Warrant.

                  (a) Subject to the terms and conditions hereof, this Warrant may be exercised by the holder hereof then registered on the books of the Company, pro rata as hereinafter provided, at any time on any Business Day on or after the opening of business on such Business Day, commencing with the first day after the date hereof, and prior to 11:59 P.M. Eastern Time on the Expiration Date (i) by delivery of a written notice, in the form of the subscription notice attached as Exhibit A hereto (the "Exercise Notice"), of such holder's election to exercise this Warrant, which notice shall specify the number of Warrant Shares to be purchased, payment to the Company of an amount equal to the Warrant Exercise Price(s) applicable to the Warrant Shares being purchased, multiplied by the number of Warrant Shares (at the applicable Warrant Exercise Price) as to which this Warrant is being exercised (plus any applicable issue or transfer taxes) (the "Aggregate Exercise Price") in cash or wire transfer of immediately available funds and the surrender of this Warrant (or an indemnification undertaking with respect to this Warrant in the case of its loss, theft or destruction) to a common carrier for overnight delivery to the Company as soon as practicable following such date ("Cash Basis").

         In the event of any exercise of the rights represented by this Warrant in compliance with this Section 2, the Company shall on or before the fifth
(5th) Business Day following the date of receipt of the Exercise Notice, the Aggregate Exercise Price and this Warrant (or an indemnification undertaking with respect to this Warrant in the case of its loss, theft or destruction) and the receipt of the representations of the holder specified in Section 6 hereof, if requested by the Company (the "Exercise Delivery Documents"), then the Company shall, on or before the fifth (5th) Business Day following receipt of the Exercise Delivery Documents, issue and surrender to a common carrier for overnight delivery to the address specified in the Exercise Notice, a certificate, registered in the name of the holder, for the number of shares of Common Stock to which the holder shall be entitled pursuant to such request. Upon delivery of the Exercise Notice and Aggregate Exercise Price referred to above the holder of this Warrant shall be deemed for all corporate purposes to have become the holder of record of the Warrant Shares with respect to which this Warrant has been exercised. In the case of a dispute as to the determination of the Warrant Exercise Price or the arithmetic calculation of the Warrant Shares, the Company shall promptly issue to the holder the number of Warrant Shares that is not disputed and shall submit the disputed determinations or arithmetic calculations to the holder via facsimile within one (1) Business Day of receipt of the holder's Exercise Notice.

                  (b) If the holder and the Company are unable to agree upon the determination of the Warrant Exercise Price or arithmetic calculation of the Warrant Shares within one (1) day of such disputed determination or arithmetic calculation being submitted to the holder, then the Company shall immediately submit via facsimile (i) the disputed determination of the Warrant Exercise Price to an independent, reputable investment banking firm or (ii) the disputed arithmetic calculation of the Warrant Shares to its independent, outside accountant. The Company shall cause the investment banking firm or the accountant, as the case may be, to perform the determinations or calculations and notify the Company and the holder of the results no later than forty-eight
(48) hours from the time it receives the disputed determinations or calculations. Such investment banking firm's or accountant's determination or calculation, as the case may be, shall be deemed conclusive absent manifest error.

                  (c) Unless the rights represented by this Warrant shall have expired or shall have been fully exercised, the Company shall, as soon as practicable and in no event later than five (5) Business Days after any exercise and at its own expense, issue a new Warrant identical in all respects to this Warrant exercised except it shall represent rights to purchase the number of Warrant Shares purchasable immediately prior to such exercise under this Warrant exercised, less the number of Warrant Shares with respect to which such Warrant is exercised.

                  (d) No fractional Warrant Shares are to be issued upon any pro rata exercise of this Warrant, but rather the number of Warrant Shares issued upon such exercise of this Warrant shall be rounded up or down to the nearest whole number.

         Section 3. Covenants as to Common Stock. The Company hereby covenants and agrees as follows:

                  (a) This Warrant is, and any Warrants issued in substitution for or replacement of this Warrant will upon issuance be, duly authorized and validly issued.

                  (b) All Warrant Shares which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof.

                  (c) During the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized and reserved at least one hundred percent (100%) of the number of shares of Common Stock needed to provide for the exercise of the rights then represented by this Warrant and the par value of said shares will at all times be less than or equal to the applicable Warrant Exercise Price. If at any time the Company does not have a sufficient number of shares of Common Stock authorized and available, then the Company shall call and hold a special meeting of its stockholders within sixty (60) days of that time for the sole purpose of increasing the number of authorized shares of Common Stock.

                  (d) The Company will not, by amendment of its Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed by it hereunder, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may reasonably be requested by the holder of this Warrant in order to protect the exercise privilege of the holder of this Warrant against dilution or other impairment, consistent with the tenor and purpose of this Warrant. The Company will not increase the par value of any shares of Common Stock receivable upon the exercise of this Warrant above the Warrant Exercise Price then in effect, and (ii) will take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant.

                  (e) This Warrant will be binding upon any entity succeeding to the Company by merger, consolidation or acquisition of all or substantially all of the Company's assets.

         Section 4. Taxes. The Company shall pay any and all taxes, except any applicable withholding, which may be payable with respect to the issuance and delivery of Warrant Shares upon exercise of this Warrant.

         Section 5. Warrant Holder Not Deemed a Stockholder. Except as otherwise specifically provided herein, no holder, as such, of this Warrant shall be entitled to vote or receive dividends or be deemed the holder of shares of capital stock of the Company for any purpose, nor shall anything contained in this Warrant be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote, give or withhold consent to any corporate action (whether any reorganization, issue of stock, reclassification of stock, consolidation, merger, conveyance or otherwise), receive notice of meetings, receive dividends or subscription rights, or otherwise, prior to the issuance to the holder of this Warrant of the Warrant Shares which he or she is then entitled to receive upon the due exercise of this Warrant. In addition, nothing contained in this Warrant shall be construed as imposing any liabilities on such holder to purchase any securities (upon exercise of this Warrant or otherwise) or as a stockholder of the Company, whether such liabilities are asserted by the Company or by creditors of the Company. Notwithstanding this Section 5, the Company will provide the holder of this Warrant with copies of the same notices and other information given to the stockholders of the Company generally, contemporaneously with the giving thereof to the stockholders.

         Section 6. Representations of Holder. The holder of this Warrant, by the acceptance hereof, represents that it is acquiring this Warrant and the Warrant Shares for its own account for investment only and not with a view towards, or for resale in connection with, the public sale or distribution of this Warrant or the Warrant Shares, except pursuant to sales registered or exempted under the Securities Act; provided, however, that by making the representations herein, the holder does not agree to hold this Warrant or any of the Warrant Shares for any minimum or other specific term and reserves the right to dispose of this Warrant and the Warrant Shares at any time in accordance with or pursuant to a registration statement or an exemption under the Securities Act. The holder of this Warrant further represents, by acceptance hereof, that, as of this date, such holder is an "accredited investor" as such term is defined in Rule 501(a)(1) of Regulation D promulgated by the Securities and Exchange Commission under the Securities Act (an "Accredited Investor"). Upon exercise of this Warrant, the holder shall, if requested by the Company, confirm in writing, in a form satisfactory to the Company, that the Warrant Shares so purchased are being acquired solely for the holder's own account and not as a nominee for any other party, for investment, and not with a view toward distribution or resale and that such holder is an Accredited Investor. If such holder cannot make such representations because they would be factually incorrect, it shall be a condition to such holder's exercise of this Warrant that the Company receive such other representations as the Company considers reasonably necessary to assure the Company that the issuance of its securities upon exercise of this Warrant shall not violate any United States or state securities laws.

         Section 7.  Ownership and Transfer.

                  (a) The Company shall maintain at its principal executive offices (or such other office or agency of the Company as it may designate by notice to the holder hereof), a register for this Warrant, in which the Company shall record the name and address of the person in whose name this Warrant has been issued, as well as the name and address of each transferee. The Company may treat the person in whose name any Warrant is registered on the register as the owner and holder thereof for all purposes, notwithstanding any notice to the contrary, but in all events recognizing any transfers made in accordance with the terms of this Warrant.

         Section 8. Adjustment of Warrant Exercise Price and Number of Shares. The Warrant Exercise Price and the number of shares of Common Stock issuable upon exercise of this Warrant shall be adjusted from time to time as follows:

                  (a) Adjustment of Warrant Exercise Price upon Subdivision or Combination of Common Stock. If the Company at any time after the date of issuance of this Warrant subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, any Warrant Exercise Price in effect immediately prior to such subdivision will be proportionately reduced and the number of shares of Common Stock obtainable upon exercise of this Warrant will be proportionately increased. If the Company at any time after the date of issuance of this Warrant combines (by combination, reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, any Warrant Exercise Price in effect immediately prior to such combination will be proportionately increased and the number of Warrant Shares issuable upon exercise of this Warrant will be proportionately decreased. Any adjustment under this Section 8(a) shall become effective at the close of business on the date the subdivision or combination becomes effective.

                  (b) Notice. Immediately upon any adjustment of the Warrant Exercise Price, the Company will give written notice thereof to the holder of this Warrant, setting forth in reasonable detail, and certifying, the calculation of such adjustment.

         Section 9. Lost, Stolen, Mutilated or Destroyed Warrant. If this Warrant is lost, stolen, mutilated or destroyed, the Company shall promptly, on receipt of an indemnification undertaking (or, in the case of a mutilated Warrant, the Warrant), issue a new Warrant of like denomination and tenor as this Warrant so lost, stolen, mutilated or destroyed.

         Section 10. Notice. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Warrant must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of receipt is received by the sending party transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one Business Day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

If to Holder:                       Howard Salamon
                                    20 Margaret Avenue
                                    Lawrence, New York  11559
                                    Telephone:    516-371-9440
                                    Facsimile:    ____________________________


With Copy to:                       Eric W. Berry
                                    132 Nassau Street, Suite 1310
                                    New York, New York 10038
                                    Telephone:    (212) 355-0777
                                    Facsimile:    (212) 750-1371

If to the Company, to:              CirTran Corp.
                                    4125 S. 6000 West
                                    West Valley City, UT 84128
                                    Attention:    Iehab J. Hawatmeh
                                    Telephone:    (801) 963-5112
                                    Facsimile:    (801) 963-8823

With a copy (which shall            Durham Jones & Pinegar
not constitute notice) to:          111 East Broadway, Suite 900
                                    Salt Lake City, Utah 84111
                                    Attention:    Jeffrey M. Jones, Esq.
                                    Telephone:    (801) 415-3000
                                    Facsimile:    (801) 415-3500

If to a holder of this Warrant, to it at the address and facsimile number set forth on Exhibit C hereto, with copies to such holder's representatives as set forth on Exhibit C, or at such other address and facsimile as shall be delivered to the Company upon the issuance or transfer of this Warrant. Each party shall provide five days' prior written notice to the other party of any change in address or facsimile number. Written confirmation of receipt (A) given by the recipient of such notice, consent, facsimile, waiver or other communication, (or
(B) provided by a nationally recognized overnight delivery service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with clause (i),
(ii) or (iii) above, respectively.

         Section 11. Date. The date of this Warrant is set forth on page 1 hereof. This Warrant, in all events, shall be wholly void and of no effect after the close of business on the Expiration Date.

         Section 12. Amendment and Waiver. Except as otherwise provided herein, the provisions of the Warrants may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the holders of Warrants representing at least two-thirds of the Warrant Shares issuable upon exercise of the Warrants then outstanding; provided that, except for Section 8(d), no such action may increase the Warrant Exercise Price or decrease the number of shares or class of stock obtainable upon exercise of any Warrant without the written consent of the holder of such Warrant.

         Section 13. Descriptive Headings; Governing Law. The descriptive headings of the several sections and paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. The corporate laws of the State of Nevada shall govern all issues concerning the relative rights of the Company and its stockholders. All other questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of Utah, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Utah or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of Utah. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in Salt Lake County and the United States District Court for the District of Utah, for the adjudication of any dispute hereunder or in connection herewith or therewith, or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

         Section 14. Waiver of Jury Trial. AS A MATERIAL INDUCEMENT FOR EACH PARTY HERETO TO ENTER INTO THIS WARRANT, THE PARTIES HERETO HEREBY WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING RELATED IN ANY WAY TO THIS WARRANT AND/OR ANY AND ALL OF THE OTHER DOCUMENTS ASSOCIATED WITH THIS TRANSACTION.


                   REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

         IN WITNESS WHEREOF, the Company has caused this Warrant to be signed as of the date first set forth above.

                                                   CIRTRAN CORP.

                                                   By:      /s/
                                                      --------------------------
                                                   Name:    Iehab J. Hawatmeh
                                                   Title:   President & CEO

                              EXHIBIT A TO WARRANT
                              --------------------

                                 EXERCISE NOTICE
                                 ---------------

                                 TO BE EXECUTED
                BY THE REGISTERED HOLDER TO EXERCISE THIS WARRANT

                                  CIRTRAN CORP.

         The undersigned holder hereby exercises the right to purchase ______________ of the shares of Common Stock ("Warrant Shares") of Cirtran Corp. (the "Company"), evidenced by the attached Warrant (the "Warrant"). Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Warrant.

         Payment of Warrant Exercise Price. The holder shall pay the Aggregate Exercise Price of $______________ to the Company in accordance with the terms of the Warrant.

         Delivery of Warrant Shares. The Company shall deliver to the holder _________ Warrant Shares in accordance with the terms of the Warrant.






Date:
      -----------------, ------

Name of Registered Holder

By:
   -----------------------------------------
Name:
     ---------------------------------------
Title:
      --------------------------------------

                              EXHIBIT B TO WARRANT
                              --------------------

                              FORM OF WARRANT POWER
                              ---------------------

         FOR VALUE RECEIVED, the undersigned does hereby assign and transfer to ________________, Federal Identification No. __________, a warrant to purchase
____________ shares of the capital stock of Cirtran Corp. represented by warrant certificate no. _____, standing in the name of the undersigned on the books of said corporation. The undersigned does hereby irrevocably constitute and appoint ______________, attorney to transfer the warrants of said corporation, with full power of substitution in the premises.

Dated:
      -----------------------------              -------------------------------

                                                 By:____________________________
                                                 Name:__________________________
                                                 Title:_________________________

                                    EXHIBIT C

                                     WARRANT
                                     -------

THE SECURITIES  REPRESENTED BY THIS WARRANT HAVE NOT BEEN  REGISTERED  UNDER THE
SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL IN A FORM REASONABLY SATISFACTORY TO THE ISSUER THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THIS WARRANT MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT.


                                  CIRTRAN CORP.


                        Warrant To Purchase Common Stock

Warrant No.: 2006-002                                Number of Shares: 1,750,000

Date of Issuance: February ___, 2006

CirTran Corp., a Nevada corporation (the "Company"), hereby certifies that, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Melissa A. Cohen (the "Holder"), the registered holder hereof or its permitted assigns, is entitled, subject to the terms set forth below, to purchase from the Company upon surrender of this Warrant, at any time or times on or after the date hereof, but not after 11:59 P.M. Eastern Time on the Expiration Date (as defined herein) One Million Seven Hundred Fifty Thousand (1,750,000) fully paid and nonassessable shares of Common Stock (as defined herein) of the Company (the "Warrant Shares") at the exercise price per share provided in Section 1(b) below or as subsequently adjusted.

         Section 1.

                  (a) This Warrant is the common stock purchase warrant (the "Warrant") issued pursuant to the Securities Purchase Agreement ("Securities Purchase Agreement") dated the date hereof between the Company and the Buyers listed on Schedule I thereto.

                  (b) Definitions. The following words and terms as used in this Warrant shall have the following meanings:

                           (i)      "Business  Day"  means  any day  other  than
Saturday, Sunday or other day on which commercial banks in the City of New York are authorized or required by law to remain closed.

                           (ii)     "Common   Stock"  means  (i)  the  Company's
common stock, par value $0.001 per share, and (ii) any capital stock into which such Common Stock shall have been changed or any capital stock resulting from a reclassification of such Common Stock.

                           (iii)    "Expiration  Date"  means  the date five (5)
years from the Issuance Date of this Warrant or, if such date falls on a Saturday, Sunday or other day on which banks are required or authorized to be closed in the City of New York or the State of New York or on which trading does not take place on the Principal Exchange or automated quotation system on which the Common Stock is traded (a "Holiday"), the next date that is not a Holiday.

                           (iv)     "Issuance Date" means the date hereof.

                           (v)      "Person"  means  an  individual,  a  limited
liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

                           (vi)     "Principal  Market" means the New York Stock
Exchange, the American Stock Exchange, the Nasdaq National Market, the Nasdaq SmallCap Market, whichever is at the time the principal trading exchange or market for such security, or the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg or, if no bid or sale information is reported for such security by Bloomberg, then the average of the bid prices of each of the market makers for such security as reported in the "pink sheets" by the National Quotation Bureau, Inc.

                           (vii)    "Securities Act" means the Securities Act of
1933, as amended.

                           (viii)   "Warrant"   means  this   Warrant   and  all
Warrants issued in exchange, transfer or replacement thereof.

                           (ix)     "Warrant  Exercise  Price" shall be $0.05 or
as subsequently adjusted as provided in Section 8 hereof.

                           (x)      "Warrant  Shares" means the shares of Common
Stock issuable at any time upon exercise of this Warrant.


                  (c) Other Definitional Provisions.

                           (i)      Except as otherwise  specified  herein,  all
references herein (A) to the Company shall be deemed to include the Company's successors and (B) to any applicable law defined or referred to herein shall be deemed references to such applicable law as the same may have been or may be amended or supplemented from time to time.

                           (ii)     When  used  in  this   Warrant,   the  words
"herein", "hereof", and "hereunder" and words of similar import, shall refer to this Warrant as a whole and not to any provision of this Warrant, and the words "Section", "Schedule", and "Exhibit" shall refer to Sections of, and Schedules and Exhibits to, this Warrant unless otherwise specified.

                           (iii)    Whenever the context so requires, the neuter
gender includes the masculine or feminine, and the singular number includes the plural, and vice versa.

         Section 2.  Exercise of Warrant.

                  (a) Subject to the terms and conditions hereof, this Warrant may be exercised by the holder hereof then registered on the books of the Company, pro rata as hereinafter provided, at any time on any Business Day on or after the opening of business on such Business Day, commencing with the first day after the date hereof, and prior to 11:59 P.M. Eastern Time on the Expiration Date (i) by delivery of a written notice, in the form of the subscription notice attached as Exhibit A hereto (the "Exercise Notice"), of such holder's election to exercise this Warrant, which notice shall specify the number of Warrant Shares to be purchased, payment to the Company of an amount equal to the Warrant Exercise Price(s) applicable to the Warrant Shares being purchased, multiplied by the number of Warrant Shares (at the applicable Warrant Exercise Price) as to which this Warrant is being exercised (plus any applicable issue or transfer taxes) (the "Aggregate Exercise Price") in cash or wire transfer of immediately available funds and the surrender of this Warrant (or an indemnification undertaking with respect to this Warrant in the case of its loss, theft or destruction) to a common carrier for overnight delivery to the Company as soon as practicable following such date ("Cash Basis").

         In the event of any exercise of the rights represented by this Warrant in compliance with this Section 2, the Company shall on or before the fifth
(5th) Business Day following the date of receipt of the Exercise Notice, the Aggregate Exercise Price and this Warrant (or an indemnification undertaking with respect to this Warrant in the case of its loss, theft or destruction) and the receipt of the representations of the holder specified in Section 6 hereof, if requested by the Company (the "Exercise Delivery Documents"), then the Company shall, on or before the fifth (5th) Business Day following receipt of the Exercise Delivery Documents, issue and surrender to a common carrier for overnight delivery to the address specified in the Exercise Notice, a certificate, registered in the name of the holder, for the number of shares of Common Stock to which the holder shall be entitled pursuant to such request. Upon delivery of the Exercise Notice and Aggregate Exercise Price referred to above the holder of this Warrant shall be deemed for all corporate purposes to have become the holder of record of the Warrant Shares with respect to which this Warrant has been exercised. In the case of a dispute as to the determination of the Warrant Exercise Price or the arithmetic calculation of the Warrant Shares, the Company shall promptly issue to the holder the number of Warrant Shares that is not disputed and shall submit the disputed determinations or arithmetic calculations to the holder via facsimile within one (1) Business Day of receipt of the holder's Exercise Notice.

                  (b) If the holder and the Company are unable to agree upon the determination of the Warrant Exercise Price or arithmetic calculation of the Warrant Shares within one (1) day of such disputed determination or arithmetic calculation being submitted to the holder, then the Company shall immediately submit via facsimile (i) the disputed determination of the Warrant Exercise Price to an independent, reputable investment banking firm or (ii) the disputed arithmetic calculation of the Warrant Shares to its independent, outside accountant. The Company shall cause the investment banking firm or the accountant, as the case may be, to perform the determinations or calculations and notify the Company and the holder of the results no later than forty-eight
(48) hours from the time it receives the disputed determinations or calculations. Such investment banking firm's or accountant's determination or calculation, as the case may be, shall be deemed conclusive absent manifest error.

                  (c) Unless the rights represented by this Warrant shall have expired or shall have been fully exercised, the Company shall, as soon as practicable and in no event later than five (5) Business Days after any exercise and at its own expense, issue a new Warrant identical in all respects to this Warrant exercised except it shall represent rights to purchase the number of Warrant Shares purchasable immediately prior to such exercise under this Warrant exercised, less the number of Warrant Shares with respect to which such Warrant is exercised.

                  (d) No fractional Warrant Shares are to be issued upon any pro rata exercise of this Warrant, but rather the number of Warrant Shares issued upon such exercise of this Warrant shall be rounded up or down to the nearest whole number.

         Section 3. Covenants as to Common Stock. The Company hereby covenants and agrees as follows:

                  (a) This Warrant is, and any Warrants issued in substitution for or replacement of this Warrant will upon issuance be, duly authorized and validly issued.

                  (b) All Warrant Shares which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof.

                  (c) During the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized and reserved at least one hundred percent (100%) of the number of shares of Common Stock needed to provide for the exercise of the rights then represented by this Warrant and the par value of said shares will at all times be less than or equal to the applicable Warrant Exercise Price. If at any time the Company does not have a sufficient number of shares of Common Stock authorized and available, then the Company shall call and hold a special meeting of its stockholders within sixty (60) days of that time for the sole purpose of increasing the number of authorized shares of Common Stock.

                  (d) The Company will not, by amendment of its Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed by it hereunder, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may reasonably be requested by the holder of this Warrant in order to protect the exercise privilege of the holder of this Warrant against dilution or other impairment, consistent with the tenor and purpose of this Warrant. The Company will not increase the par value of any shares of Common Stock receivable upon the exercise of this Warrant above the Warrant Exercise Price then in effect, and (ii) will take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant.

                  (e) This Warrant will be binding upon any entity succeeding to the Company by merger, consolidation or acquisition of all or substantially all of the Company's assets.

         Section 4. Taxes. The Company shall pay any and all taxes, except any applicable withholding, which may be payable with respect to the issuance and delivery of Warrant Shares upon exercise of this Warrant.

         Section 5. Warrant Holder Not Deemed a Stockholder. Except as otherwise specifically provided herein, no holder, as such, of this Warrant shall be entitled to vote or receive dividends or be deemed the holder of shares of capital stock of the Company for any purpose, nor shall anything contained in this Warrant be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote, give or withhold consent to any corporate action (whether any reorganization, issue of stock, reclassification of stock, consolidation, merger, conveyance or otherwise), receive notice of meetings, receive dividends or subscription rights, or otherwise, prior to the issuance to the holder of this Warrant of the Warrant Shares which he or she is then entitled to receive upon the due exercise of this Warrant. In addition, nothing contained in this Warrant shall be construed as imposing any liabilities on such holder to purchase any securities (upon exercise of this Warrant or otherwise) or as a stockholder of the Company, whether such liabilities are asserted by the Company or by creditors of the Company. Notwithstanding this Section 5, the Company will provide the holder of this Warrant with copies of the same notices and other information given to the stockholders of the Company generally, contemporaneously with the giving thereof to the stockholders.

         Section 6. Representations of Holder. The holder of this Warrant, by the acceptance hereof, represents that it is acquiring this Warrant and the Warrant Shares for its own account for investment only and not with a view towards, or for resale in connection with, the public sale or distribution of this Warrant or the Warrant Shares, except pursuant to sales registered or exempted under the Securities Act; provided, however, that by making the representations herein, the holder does not agree to hold this Warrant or any of the Warrant Shares for any minimum or other specific term and reserves the right to dispose of this Warrant and the Warrant Shares at any time in accordance with or pursuant to a registration statement or an exemption under the Securities Act. The holder of this Warrant further represents, by acceptance hereof, that, as of this date, such holder is an "accredited investor" as such term is defined in Rule 501(a)(1) of Regulation D promulgated by the Securities and Exchange Commission under the Securities Act (an "Accredited Investor"). Upon exercise of this Warrant, the holder shall, if requested by the Company, confirm in writing, in a form satisfactory to the Company, that the Warrant Shares so purchased are being acquired solely for the holder's own account and not as a nominee for any other party, for investment, and not with a view toward distribution or resale and that such holder is an Accredited Investor. If such holder cannot make such representations because they would be factually incorrect, it shall be a condition to such holder's exercise of this Warrant that the Company receive such other representations as the Company considers reasonably necessary to assure the Company that the issuance of its securities upon exercise of this Warrant shall not violate any United States or state securities laws.

         Section 7.  Ownership and Transfer.

                  (a) The Company shall maintain at its principal executive offices (or such other office or agency of the Company as it may designate by notice to the holder hereof), a register for this Warrant, in which the Company shall record the name and address of the person in whose name this Warrant has been issued, as well as the name and address of each transferee. The Company may treat the person in whose name any Warrant is registered on the register as the owner and holder thereof for all purposes, notwithstanding any notice to the contrary, but in all events recognizing any transfers made in accordance with the terms of this Warrant.

         Section 8. Adjustment of Warrant Exercise Price and Number of Shares. The Warrant Exercise Price and the number of shares of Common Stock issuable upon exercise of this Warrant shall be adjusted from time to time as follows:

                  (a) Adjustment of Warrant Exercise Price upon Subdivision or Combination of Common Stock. If the Company at any time after the date of issuance of this Warrant subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, any Warrant Exercise Price in effect immediately prior to such subdivision will be proportionately reduced and the number of shares of Common Stock obtainable upon exercise of this Warrant will be proportionately increased. If the Company at any time after the date of issuance of this Warrant combines (by combination, reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, any Warrant Exercise Price in effect immediately prior to such combination will be proportionately increased and the number of Warrant Shares issuable upon exercise of this Warrant will be proportionately decreased. Any adjustment under this Section 8(a) shall become effective at the close of business on the date the subdivision or combination becomes effective.

                  (b) Notice. Immediately upon any adjustment of the Warrant Exercise Price, the Company will give written notice thereof to the holder of this Warrant, setting forth in reasonable detail, and certifying, the calculation of such adjustment.

         Section 9. Lost, Stolen, Mutilated or Destroyed Warrant. If this Warrant is lost, stolen, mutilated or destroyed, the Company shall promptly, on receipt of an indemnification undertaking (or, in the case of a mutilated Warrant, the Warrant), issue a new Warrant of like denomination and tenor as this Warrant so lost, stolen, mutilated or destroyed.

         Section 10. Notice. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Warrant must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of receipt is received by the sending party transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one Business Day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

If to Holder:                       Melissa A. Cohen
                                    222 West 83rd Street
                                    New York, New York   10024
                                    Telephone:    (212) 721-5781
                                    Facsimile:    (212) 608-2913


With Copy to:                       Eric W. Berry
                                    132 Nassau Street, Suite 1310
                                    New York, New York 10038
                                    Telephone:    (212) 355-0777
                                    Facsimile:    (212) 750-1371

If to the Company, to:              CirTran Corp.
                                    4125 S. 6000 West
                                    West Valley City, UT 84128
                                    Attention:    Iehab J. Hawatmeh
                                    Telephone:    (801) 963-5112
                                    Facsimile:    (801) 963-8823

With a copy (which shall            Durham Jones & Pinegar
not constitute notice) to:          111 East Broadway, Suite 900
                                    Salt Lake City, Utah 84111
                                    Attention:    Jeffrey M. Jones, Esq.
                                    Telephone:    (801) 415-3000
                                    Facsimile:    (801) 415-3500

If to a holder of this Warrant, to it at the address and facsimile number set forth on Exhibit C hereto, with copies to such holder's representatives as set forth on Exhibit C, or at such other address and facsimile as shall be delivered to the Company upon the issuance or transfer of this Warrant. Each party shall provide five days' prior written notice to the other party of any change in address or facsimile number. Written confirmation of receipt (A) given by the recipient of such notice, consent, facsimile, waiver or other communication, (or
(B) provided by a nationally recognized overnight delivery service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with clause (i),
(ii) or (iii) above, respectively.

         Section 11. Date. The date of this Warrant is set forth on page 1 hereof. This Warrant, in all events, shall be wholly void and of no effect after the close of business on the Expiration Date.

         Section 12. Amendment and Waiver. Except as otherwise provided herein, the provisions of the Warrants may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the holders of Warrants representing at least two-thirds of the Warrant Shares issuable upon exercise of the Warrants then outstanding; provided that, except for Section 8(d), no such action may increase the Warrant Exercise Price or decrease the number of shares or class of stock obtainable upon exercise of any Warrant without the written consent of the holder of such Warrant.

         Section 13. Descriptive Headings; Governing Law. The descriptive headings of the several sections and paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. The corporate laws of the State of Nevada shall govern all issues concerning the relative rights of the Company and its stockholders. All other questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of Utah, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Utah or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of Utah. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in Salt Lake County and the United States District Court for the District of Utah, for the adjudication of any dispute hereunder or in connection herewith or therewith, or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

         Section 14. Waiver of Jury Trial. AS A MATERIAL INDUCEMENT FOR EACH PARTY HERETO TO ENTER INTO THIS WARRANT, THE PARTIES HERETO HEREBY WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING RELATED IN ANY WAY TO THIS WARRANT AND/OR ANY AND ALL OF THE OTHER DOCUMENTS ASSOCIATED WITH THIS TRANSACTION.


                   REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

         IN WITNESS WHEREOF, the Company has caused this Warrant to be signed as of the date first set forth above.

                                                  CIRTRAN CORP.

                                                  By:      /s/
                                                     ---------------------------
                                                  Name:    Iehab J. Hawatmeh
                                                  Title:   President & CEO

                              EXHIBIT A TO WARRANT
                              --------------------

                                 EXERCISE NOTICE
                                 ---------------

                                 TO BE EXECUTED
                BY THE REGISTERED HOLDER TO EXERCISE THIS WARRANT

                                  CIRTRAN CORP.

         The undersigned holder hereby exercises the right to purchase ______________ of the shares of Common Stock ("Warrant Shares") of Cirtran Corp. (the "Company"), evidenced by the attached Warrant (the "Warrant"). Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Warrant.

         Payment of Warrant Exercise Price. The holder shall pay the Aggregate Exercise Price of $______________ to the Company in accordance with the terms of the Warrant.

         Delivery of Warrant Shares. The Company shall deliver to the holder _________ Warrant Shares in accordance with the terms of the Warrant.






Date:
      ------------------, ------

Name of Registered Holder

By:
   -----------------------------------------
Name:
     ---------------------------------------
Title:
      --------------------------------------

                              EXHIBIT B TO WARRANT
                              --------------------

                              FORM OF WARRANT POWER
                              ---------------------

         FOR VALUE RECEIVED, the undersigned does hereby assign and transfer to ________________, Federal Identification No. __________, a warrant to purchase
____________ shares of the capital stock of Cirtran Corp. represented by warrant certificate no. _____, standing in the name of the undersigned on the books of said corporation. The undersigned does hereby irrevocably constitute and appoint ______________, attorney to transfer the warrants of said corporation, with full power of substitution in the premises.

Dated:
      -------------------------------        -----------------------------------

                                             By:________________________________
                                             Name:______________________________
                                             Title:_____________________________

                                    EXHIBIT D

DURHAM JONES & PINEGAR
David L. Arrington (4267)
David W. Tufts (8736)
Chad J. Pomeroy (9224)
111 East Broadway, Suite 900
P.O. Box 4050
Salt Lake City, Utah 84110-4050
(801) 415-3000

Attorneys for Defendant


PARR WADDOUPS BROWN GEE & LOVELESS
Robert B. Lochhead
185 South State Street, Suite 1300
Salt Lake City, Utah  84111

Attorneys for Plaintiff


                       IN THE UNITED STATES DISTRICT COURT
                       DISTRICT OF UTAH, CENTRAL DIVISION


--------------------------------------------------------------------------------
                                        |
HOWARD SALAMON d/b/a SALAMON BROTHERS,  |         REQUEST FOR DISMISSAL
                                        |
         Plaintiff,                     |
                                        |        Case No. 2:03CV00787 TS
         vs.                            |
                                        |          Honorable Ted Stewart
CIRTRAN CORP.,                          |
                                        |
         Defendant.                     |
                                        |
--------------------------------------------------------------------------------

         IT IS HEREBY STIPULATED by and between plaintiff Howard Salamon d/b/a

Salamon Brothers and defendant CirTran Corporation that plaintiff's Complaint and Supplemental Complaint in this action be dismissed with prejudice, pursuant to Rule 41(a)(2), Federal Rules of Civil Procedure, each party to bear its own attorneys' fees and costs.

Dated:  February ___, 2006          DURHAM JONES & PINEGAR


                                    --------------------------------
                                    David W. Tufts

                                    Attorneys for defendant


Dated:  February ___, 2006          PARR WADDOUPS BROWN GEE & LOVELESS


                                    --------------------------------
                                    Robert B. Lochhead

                                    Attorneys for plaintiff

DURHAM JONES & PINEGAR
David L. Arrington (4267)
David W. Tufts (8736)
Chad J. Pomeroy (9224)
111 East Broadway, Suite 900
P.O. Box 4050
Salt Lake City, Utah 84110-4050
 (801) 415-3000

Attorneys for Defendant


PARR WADDOUPS BROWN GEE & LOVELESS
Robert B. Lochhead
185 South State Street, Suite 1300
Salt Lake City, Utah  84111

Attorneys for Plaintiff


                       IN THE UNITED STATES DISTRICT COURT
                       DISTRICT OF UTAH, CENTRAL DIVISION


--------------------------------------------------------------------------------
                                       |
HOWARD SALAMON d/b/a SALAMON BROTHERS, |           ORDER OF DISMISSAL
                                       |
         Plaintiff,                    |
                                       |         Case No. 2:03CV00787 TS
         vs.                           |
                                       |          Honorable Ted Stewart
CIRTRAN CORP.,                         |
                                       |
         Defendant.                    |
                                       |
--------------------------------------------------------------------------------

         BASED ON THE STIPULATION by and between plaintiff Howard Salamon d/b/a

Salamon Brothers and defendant CirTran Corporation, it is ordered that plaintiff's Complaint and Supplemental Complaint in this action be, and hereby are, dismissed with prejudice, pursuant to Rule 41(a)(2), Federal Rules of Civil

Procedure, each party to bear its own attorneys' fees and costs.

         Dated:  ______________

                                  BY THE COURT:

                                  -----------------------------------------
                                  Judge Ted Stewart
                                  United States District Court, District of Utah




























                                       2

--------------------------------------------------------------------------------